BIOLOGICAL ASSETS	12 Months Ended
Dec. 31, 2020
Disclosure Of Biological Assets [Abstract]
Disclosure of biological assets, agriculture produce at point of harvest and government grants related to biological assets [text block]
NOTE 20. BIOLOGICAL ASSETS

Biological assets comprise forestry plantations, mainly radiata and taeda pine, and to a lesser extent eucalyptus. The plantations are located in Chile, Argentina, Brazil and Uruguay, with a total surface of 1.7 million hectares as of December 31, 2020 out of which 1 million hectares are used for forestry planting, 496 thousand hectares are native forest, 109 thousand hectares are used for other purposes and 82 thousand hectares not yet planted.

For the period ended December 31, 2020, the production volume of logs totaled 18.5 million m3 (20.5 million m3 as of December 31, 2019).

Measurements of fair value of Arauco’s biological assets are classified as Level 3, due to the fact that inputs are not observable. However, this information reflects the assumptions that market participants would use in pricing the asset, including assumptions about risk.

These unobservable inputs were developed using the

best information available and includes internal data from Arauco. These unobservable inputs can be adjusted if the available information indicates that other market participants would use different information or there is something specific in Arauco that is not available to other market participants.

The main considerations in determining the fair value of biological assets include the following:

- Arauco uses discounted expected future cash flows of its forest plantations, which are based on a harvest projection date for all existing plantations.

- Current forestry plantations are projected based on a net volume that will not decrease, with a minimum growth equivalent to the current supply demand.

- Future plantations are not considered.

- The harvest of forestry plantations supplies raw materials for all other products that Arauco produces and trades. By directly controlling the development of forests that will be processed, Arauco ensures high quality timber for each of its products.

- Expected cash flows are determined in terms of harvest and expected sale of forestry products, associated with the demand from the Company’s own industrial centers and sales to third parties at market prices. Sales margin of the different products that are harvested in the forest is also considered in the valuation. The changes in the value of the plantations pursuant to the criteria defined above are accounted for in the results for the fiscal year, as established in IAS 41. These changes are presented in the Consolidated Statements of Profit or Loss under the line item Other income per function, which as of December 31, 2020 amounted to ThU.S.$182,950 (ThU.S.$ 154,705 as of December 31, 2019). The appraisal of biological assets resulted in a greater cost of the lumber sold in comparison to the real incurred cost, which is presented included in the cost of sales which as of December 31, 2020 amounted to ThU.S.$187,378 (ThU.S.$ 194,407 as of December 31, 2019).

- Forestry plantations are harvested according to the needs of Arauco’s production plants.

- The discount rates used are 6.4% in Chile, 7.4% Brazil, 11.1% in Argentina and 6.5% in Uruguay.

- It is expected that prices of harvested timber are constant in real terms based on market prices.

- Cost expectations with respect to the lifetime of the forests are constant based on estimated costs included in the projections made by Arauco.

- The average crop age by species and country is:

	Chile	Argentina	Brazil	Uruguay
Pine	24	15	15	-
Eucalyptus	12	10	7	10

The following table sets forth changes in fair value of biological assets considering variations in significant assumptions considered in calculating the fair value of the assets:

		ThU.S.$
Discount rate	0,5	(145,489)
	-0,5	155,191
Margins (%)	10	459,818
	-10	(459,818)

The significant unobservable input data used in the measurement of the fair value of biological assets are discount rates and sales margins of the different products that are harvested from the forest. Increases (decreases) in any of these input data considered in isolation would result in a smaller or greater fair value measurement. A change in the assumption used for the probability of a change in the discount rate is accompanied by a change in the opposite direction in the assumption used before a change in the sales margins.

The adjustment to fair value of biological assets minus sale costs is recorded in the Consolidated Statements of Profit or Loss, under the line item Other Income or Other Expenses, depending on whether it corresponds to profits or losses.

Forestry plantations classified as current Biological assets are those to be harvested and sold within twelve months after the reporting period.

The Company has contracted fire insurance policies for its forestry plantations, which in conjunction with the Company’s resources, allow risks to be minimized.

As of the date of these consolidated financial statements, there are no committed disbursements for the acquisition of biological assets.

Detail of Biological Assets Pledged as Security

As of December 31, 2020, there are no forestry plantations pledged as security.

Detail of Biological Assets with Restricted Ownership

As of the date of these consolidated financial statements, there are no biological assets with restricted ownership.

No significant government grants have been received.

Current and Non-Current Biological Assets

As of the date of these consolidated financial statements, the Current and Non-current biological assets are as follows:

	12-31-2020	12-31-2019
	ThU.S.$	ThU.S.$
Current	302,710	275,792
Non-current	3,296,117	3,393,634
Total	3,598,827	3,669,426

Reconciliation of carrying amount of biological assets

	12-31-2020
Movement	Current	Non-current	Total
	ThU.S.$	ThU.S.$	ThU.S.$
Opening Balance	275,792	3,393,634	3,669,426
Changes in real incurred cost	(1,140)	(68,081)	(69,221)
Additions through acquisition and costs of new plantations	2,590	182,746	185,336
Sales	-	(47,110)	(47,110)
Harvest	(99,300)	-	(99,300)
Increases (decreases) in Foreign Currency Translation	(12,889)	(85,393)	(98,282)
Loss of forest due to fires	(326)	(9,535)	(9,861)
Transfers from non-current to current	108,786	(108,786)	-
Other increases (decreases)	(1)	(3)	(4)
Changes in fair value	28,058	(29,436)	(1,378)
Gain (losses) arising from changes in fair value minus sale costs	-	182,950	182,950
Sales	-	15,184	15,184
Harvest	(182,753)	-	(182,753)
Loss of forest due to fires	-	(16,759)	(16,759)
Transfers from non-current to current	210,811	(210,811)	-
Total Changes	26,918	(97,517)	(70,599)
Closing balance	302,710	3,296,117	3,598,827

	12-31-2019
Movement	Current	Non-current	Total
	ThU.S.$	ThU.S.$	ThU.S.$
Opening Balance	315,924	3,336,339	3,652,263
Changes in real incurred cost	(22,719)	90,999	68,280
Additions through acquisition and costs of new plantations	9,195	217,562	226,757
Sales	-	(2,722)	(2,722)
Harvest	(133,335)	-	(133,335)
Increases (decreases) in Foreign Currency Translation	4,699	(23,091)	(18,392)
Loss of forest due to fires	-	(3,823)	(3,823)
Transfers from non-current to current	96,875	(96,875)	-
Other Increases (decreases)	(153)	(52)	(205)
Changes in fair value	(17,413)	(33,704)	(51,117)
Gain (losses) arising from changes in fair value minus sale costs	(6,588)	161,293	154,705
Sales	-	(4,015)	(4,015)
Harvest	(198,089)	-	(198,089)
Loss of forest due to fires	-	(3,718)	(3,718)
Transfers from non-current to current	187,264	(187,264)	-
Total Changes	(40,132)	57,295	17,163
Closing balance	275,792	3,393,634	3,669,426